UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 21, 2013

ARROGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-53018 Commission File Number	20-8057585 (I.R.S. Employer Identification Number)

2500 Broadway, Bldg. F, Suite F-125
Santa Monica, CA 90404

 (Address of principal executive offices)

(424) 238-4442

(Issuer’s Telephone Number)

___________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Arrogene, Inc., a Delaware corporation (the “Company”) has prepared a letter to its shareholders updating recent developments in the form attached hereto as exhibit 99.1.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

99.1	Letter to shareholders dated August 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrogene, Inc.

Dated: August 22, 2013		_/s/ Jeff Sperber_____
	By:	Jeff Sperber
	Its:	Chief Financial Officer